Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SMART Global Holdings Reports

First Quarter Fiscal 2021 Financial Results

NEWARK, CA – January 5, 2021 – SMART Global Holdings, Inc. (“SMART” or the “Company”) (NASDAQ: SGH), today reported financial results for the first quarter fiscal 2021 ended November 27, 2020.

First Quarter Fiscal 2021 Highlights:

•	Net sales of $291.7 million, 7.2% higher than the year ago quarter.
•	GAAP net income of $2.0 million, or $0.08 per share, compared with $0.2 million or $0.01 per share in the year ago quarter.
•	Non-GAAP net income of $19.6 million or $0.78 per share, 46.4% and 41.8% higher than the year ago quarter, respectively.
•	Adjusted EBITDA of $29.5 million, 25.4% higher than the year ago quarter.

“I am proud of the results our team delivered in the first quarter of fiscal 2021 during these challenging times.  Total revenue grew by 7% when compared to the first quarter a year ago, and non-GAAP earnings per share of $0.78 exceeded the high end of our guidance range,” commented Mark Adams, President and CEO.

“With our continuing focus on delivering differentiated solutions to our valued customers and driving operational excellence across each of our businesses, we remain optimistic about the future and our ability to deliver strong returns for our shareholders,” concluded Mr. Adams.

Quarterly Financial Results	GAAP (1)			Non-GAAP (2)
(In millions, except per share amounts)	Q1 FY21	Q4 FY20	Q1 FY20	Q1 FY21	Q4 FY20	Q1 FY20
Net sales	$291.7	$297.0	$272.0	$291.7	$297.0	$272.0
Gross profit	$52.6	$56.3	$54.3	$54.1	$57.8	$55.7
Operating income	$7.6	$17.2	$5.9	$23.7	$28.4	$18.2
Net income	$2.0	$7.5	$0.2	$19.6	$20.4	$13.4
Diluted earnings per share (EPS)	$0.08	$0.30	$0.01	$0.78	$0.82	$0.55

(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Please refer to the “Non-GAAP Information” section and the "Reconciliation of Non-GAAP Financial Measures" table below for further detail on the non-GAAP financial reporting referenced above and a reconciliation of such measures to our nearest GAAP measures.

Business Outlook

The following statements are based upon management's current expectations for the second quarter of fiscal 2021 ending February 26, 2021. These statements are forward-looking and actual results may differ materially. SMART undertakes no obligation to update these statements.

Net Sales	$285 to $305 million
Gross Margin - GAAP / Non-GAAP	18% to 20%
Diluted EPS - GAAP	$0.38 ± $0.05

Share-based compensation per share	$0.20
Intangible amortization per share	$0.14
Convertible debt discount OID and fees per share	$0.08

Diluted EPS - Non-GAAP	$0.80 ± $0.05

Expected diluted share count	25.6 million

Conference Call Details

SMART will host a conference call today for analysts and investors at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time.  Dial-in US toll free +1-866-487-6452, or International toll free +1-213-660-0710 using access code 9456176.  We will post an accompanying slide presentation to our website prior to the beginning of the call.

A replay of the conference call will be available for one week following today’s call through the Events section of the SMART website at www.smartgh.com or by calling US toll free +1-855-859-2056, or International toll free +1 404-537-3406; Passcode: 9456176.

Forward-Looking Statements

This release contains, and statements made during the above-referenced conference call will contain "forward-looking statements" including among other things, statements regarding future events and the future financial performance of SMART (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SMART’s industries and markets. These statements are only predictions and may differ materially from actual future events or results due to a variety of factors, including but not limited to: business and economic conditions and growth trends in the technology industry, our customer markets and various geographic regions; global economic conditions and uncertainties in the geopolitical environment; disruptions in our operations or in global markets as a result of the outbreak of COVID-19; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products, additional capacity and acquisitions; the DRAM market and the temporary and volatile nature of pricing trends; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products;  slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil;  changes to applicable tax regimes or rates; prices for the end products of our customers; fluctuations in material costs and availability; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors;  changes in the availability of supply of materials, components or memory products; the inability of Penguin Computing to obtain and retain security clearances to expand its government business; and other factors and risks detailed in SMART’s filings with the Securities and Exchange Commission. Such factors and risks as outlined above and in such filings may not constitute all factors and risks that could cause actual results of SMART to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. SMART and its subsidiaries operate in a continually changing business environment and new factors emerge from time to time. SMART cannot predict such factors, nor can it assess the impact, if any, from such factors on SMART or its subsidiaries’ results. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements should not be relied upon as a prediction of actual results. These forward-looking statements are made as of today, and SMART does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Non-GAAP Information

Certain non-GAAP financial measures are contained in this press release or will be discussed on our conference call, including non-GAAP gross profit, non-GAAP operating income, Adjusted EBITDA, non-GAAP net income, and non-GAAP net income per diluted share. We define Adjusted EBITDA as GAAP net income (loss) plus net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, loss on extinguishment of debt/revolver, capped call mark to market (MTM) adjustment, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual items. Adjusted EBITDA is not a measure of financial performance calculated in accordance with U.S. GAAP and should be viewed as a supplement to, not a substitute for, our results of operations presented on the basis of U.S. GAAP. Adjusted EBITDA also does not purport to represent cash flow provided by, or used in, operating activities in accordance with U.S. GAAP and should not be used as a measure of liquidity.

The non-GAAP financial results presented herein exclude share-based compensation expense, intangible amortization expense, loss on extinguishment of debt/revolver, capped call MTM adjustment, convertible debt original issue discount (OID) and fees, restructuring expenses, integration expenses, COVID-19 expenses, acquisition-related expenses, gain on settlements and other infrequent or unusual expenses, and with respect to non-GAAP diluted EPS, foreign currency gains (losses). These non-GAAP financial measures are provided to enhance the user's overall understanding of our financial performance. By excluding these charges, as well as any related tax effects, our non-GAAP results provide information to management and investors that is useful in assessing SMART's core operating performance and in evaluating and comparing our results of operations on a consistent basis from period to period. These non-GAAP financial measures are also used by management to evaluate financial results, to plan and forecast future periods, and to assess performance of certain executives for compensation purposes. The presentation of this additional information is not meant to be a substitute for the corresponding financial measures prepared in accordance with U.S. GAAP. In addition, these measures may not be used similarly by other companies and therefore may not be comparable between companies.

Investors are encouraged to review the “Reconciliation of Non-GAAP Financial Measures to GAAP Results” and “Reconciliation of GAAP Net Income to Adjusted EBITDA” tables below for more detail on non-GAAP calculations.

About SMART Global Holdings - SGH

SGH is comprised of business units that are leading designers and manufacturers of electronic products focused on computing and memory technology. These businesses specialize in application-specific product development and support for customers in enterprise, government and OEM sales channels.

Customers rely on SGH businesses as their strategic suppliers providing exceptional customer service, product quality, and technical support with engineering, sales, manufacturing, supply chain and logistics capabilities that span the globe. SGH’s businesses support customers in communications, storage, networking, mobile, industrial automation, IoT and industrial IoT, government, military, and computing including edge and high performance computing markets. SGH businesses operate in three primary areas: specialty compute and storage solutions, specialty memory products, and Brazil.

For more information about SGH business units, visit: SMART Modular Technologies; SMART Embedded Computing; SMART Supply Chain Services; and Penguin Computing.

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Income

(In thousands, except per share data)

	Three Months Ended
	November 27, 2020	August 28, 2020	November 29, 2019
Net sales:
Specialty Memory Products	$120,657	$125,142	$103,529
Brazil Products	105,166	105,011	93,999
Specialty Compute and Storage Solutions	65,873	66,877	74,490
Total net sales	291,697	297,030	272,018
Cost of sales (1)(2)	239,053	240,693	217,698
Gross profit	52,644	56,337	54,320
Operating expenses:
Research and development (1)	6,964	8,032	14,886
Selling, general and administrative (1) (2)	38,056	27,587	33,553
Restructuring charge	—	3,487	—
Total operating expenses	45,020	39,107	48,439
Income from operations	7,624	17,230	5,881
Other income (expense):
Interest expense, net	(3,154)	(3,265)	(4,492)
Other income (expense), net	832	(299)	(840)
Total other expense	(2,322)	(3,564)	(5,332)
Income before income taxes	5,302	13,666	549
Provision for income taxes	3,275	6,139	325
Net income	$2,027	$7,527	$224

Earnings per share:
Basic	$0.08	$0.31	$0.01
Diluted	$0.08	$0.30	$0.01
Shares used in computing per-share calculation:
Basic	24,561	24,290	23,713
Diluted	25,103	24,839	24,286

(1) Includes share-based compensation expense as follows:
Cost of sales	$838	$861	$730
Research and development	778	763	744
Selling, general and administrative	9,472	1,582	4,482
Total stock-based compensation expense	$11,088	$3,206	$5,956

(2) Includes amortization of intangible assets expense as follows:
Cost of sales	$647	$647	$647
Selling, general and administrative	2,766	2,767	2,766
Total amortization expense	$3,413	$3,414	$3,413

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended
	November 27, 2020	August 28, 2020	November 29, 2019
Reconciliation of gross profit:
GAAP gross profit	$52,644	$56,337	$54,320
GAAP gross margin	18.0%	19.0%	20.0%
Add: Share-based compensation included in cost of sales	838	861	730
Add: Amortization of intangible assets included in cost of sales	647	647	647
Non-GAAP gross profit	$54,129	$57,845	$55,697
Non-GAAP gross margin	18.6%	19.5%	20.5%

Reconciliation of operating expenses:
GAAP operating expenses	$45,020	$39,107	$48,439
Less: Share-based compensation expense included in opex
Research and development	778	763	744
Selling, general and administrative	9,472	1,582	4,482
Total	10,250	2,345	5,226
Less: Amortization of intangible assets included in opex
Selling, general and administrative	2,766	2,767	2,766
Total	2,766	2,767	2,766
Less: Acquisition-related expenses	1,617	1,061	946
Less: Integration/restructuring expenses	—	3,487	2,052
Non-GAAP operating expenses	$30,388	$29,447	$37,449

Reconciliation of income from operations:
GAAP income from operations	$7,624	$17,230	$5,881
GAAP operating margin	2.6%	5.8%	2.2%
Add: Share-based compensation expense	11,088	3,206	5,956
Add: Amortization of intangible assets	3,413	3,414	3,413
Add: Acquisition-related costs	1,617	1,061	946
Add: Integration/restructuring expenses	—	3,487	2,052
Non-GAAP income from operations	$23,741	$28,398	$18,248
Non-GAAP operating margin	8.1%	9.6%	6.7%

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP Results

(In thousands, except per share data)

	Three Months Ended
	November 27, 2020	August 28, 2020	November 29, 2019
Reconciliation of income before income taxes:
GAAP income before income taxes	$5,302	$13,666	$549
Add: Share-based compensation expense	11,088	3,206	5,956
Add: Amortization of intangible assets	3,413	3,414	3,413
Add: Acquisition-related expenses	1,617	1,061	946
Add: Integration/restructuring expenses	—	3,487	2,052
Add: Gain on settlement of indemnity claim	—	(364)	—
Add: Convertible debt discount OID and fees	2,062	2,026	—
Add: Foreign currency (gains)/losses	(642)	822	911
Non-GAAP income before income taxes	$22,839	$27,318	$13,827

Reconciliation of provision for income taxes:
GAAP provision for income taxes	$3,275	$6,139	$325
GAAP effective tax rate	61.8%	44.9%	59.2%
Less: Goodwill tax credit	—	(673)	—
Tax effect of adjustments to GAAP results	64	(82)	(91)
Non-GAAP provision for income taxes	$3,211	$6,894	$416
Non-GAAP effective tax rate	14.1%	25.2%	3.0%

Reconciliation of net income and earnings per share (diluted):
GAAP net income	$2,027	$7,527	$224
Adjustments to GAAP net income:
Share-based compensation	11,088	3,206	5,956
Amortization of intangible assets	3,413	3,414	3,413
Acquisition-related expenses	1,617	1,061	946
Integration/restructuring expenses	—	3,487	2,052
Convertible debt discount OID and fees	2,062	2,026	—
Gain on settlement of indemnity claim	—	(364)	—
Goodwill tax credit	—	(673)	—
Foreign currency (gains)/losses	(642)	822	911
Tax effect of items excluded from non-GAAP results	64	(82)	(91)
Non-GAAP net income	$19,628	$20,424	$13,411
Shares used in computing earnings per share (diluted)	25,103	24,839	24,286
Non-GAAP earnings per share (diluted)	$0.78	$0.82	$0.55
GAAP earnings per share (diluted)	$0.08	$0.30	$0.01

SMART Global Holdings, Inc.

and Subsidiaries

Reconciliation of GAAP Net Income to Adjusted EBITDA

(In thousands)

	Three Months Ended
	November 27, 2020	August 28, 2020	November 29, 2019
GAAP net income	$2,027	$7,527	$224
Share-based compensation expense	11,088	3,206	5,956
Amortization of intangible assets	3,413	3,414	3,413
Interest expense, net	3,154	3,265	4,492
Provision for income tax	3,275	6,139	325
Depreciation	4,954	5,219	6,131
Acquisition-related expenses(1)	1,617	1,061	946
Integration/restructuring expenses	—	3,487	2,052
Gain on settlement of indemnity claim	—	(364)	—
Adjusted EBITDA	$29,527	$32,954	$23,539

(1) Amounts related to acquisitions of Cree (pending) and SMART EC & Wireless (July 2019).

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Balance Sheets

(In thousands)

	November 27,	August 28,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$164,097	$150,811
Accounts receivable, net	212,886	215,918
Inventories	147,203	162,991
Prepaid expenses and other current assets	34,337	26,990
Total current assets	558,523	556,710

Property and equipment, net	60,045	54,705
Operating lease right-of-use assets	23,050	25,013
Other noncurrent assets	18,749	20,554
Intangible assets, net	52,258	55,671
Goodwill	72,100	73,955
Total assets	$784,725	$786,608
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$235,557	$224,660
Accrued liabilities	47,011	57,829
Total current liabilities	282,568	282,489

Long-term debt	197,634	195,573
Long-term operating lease liabilities	19,524	20,829
Other long-term liabilities	6,681	5,613
Total liabilities	506,407	504,504
Shareholders’ equity:
Ordinary shares	751	737
Additional paid-in capital	356,827	346,131
Accumulated other comprehensive loss	(244,764)	(228,241)
Retained earnings	165,504	163,477
Total shareholders’ equity	278,318	282,104
Total liabilities and shareholders’ equity	$784,725	$786,608

SMART Global Holdings, Inc.

and Subsidiaries

Consolidated Statements of Cash Flows

(In thousands)

	Three Months Ended
	November 27, 2020	August 28, 2020	November 29, 2019
Cash flows from operating activities:
Net income	$2,027	$7,527	$224
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,367	8,633	9,544
Share-based compensation	11,088	3,206	5,956
Provision for doubtful accounts receivable and sales returns	(9)	(118)	73
Deferred income tax benefit	222	(2,181)	(970)
(Gain) Loss on disposal of property and equipment	(5)	2,565	(42)
Amortization of debt discounts and issuance costs	2,116	2,080	734
Amortization of operating lease right-of-use assets	1,413	1,491	1,114
Changes in operating assets and liabilities:
Accounts receivable	(1,930)	5,537	(13,688)
Inventories	12,919	20,641	(42,206)
Prepaid expenses and other assets	(9,277)	(1,291)	5,110
Accounts payable	18,022	(26,251)	60,438
Operating lease liabilities	(1,504)	(1,260)	(1,082)
Accrued expenses and other liabilities	(7,880)	(4,421)	62
Net cash provided by operating activities	35,569	16,159	25,267
Cash flows from investing activities:
Capital expenditures and deposits on equipment	(14,644)	(7,386)	(5,158)
Proceeds from sale of property and equipment	16	250	42
Net cash used in investing activities	(14,628)	(7,136)	(5,116)
Cash flows from financing activities:
Long-term debt payment - term loan	—	—	(5,625)
Long-term debt payment - BNDES	—	(615)	(810)
Proceeds from borrowings under revolving line of credit	19,500	42,500	12,500
Repayments of borrowings under revolving line of credit	(19,500)	(42,500)	(12,500)
Proceeds from issuance of ordinary shares from share option exercise	1,337	554	1,166
Proceeds from issuance of ordinary shares from ESPP	1,768	—	1,242
Withholding tax on restricted stock units	(3,483)	(96)	(20)
Net cash used in financing activities	(378)	(157)	(4,047)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(7,277)	10,100	(2,854)
Net increase in cash, cash equivalents and restricted cash	13,286	18,966	13,250
Cash, cash equivalents and restricted cash at beginning of period	150,811	131,845	98,139
Cash, cash equivalents and restricted cash at end of period	$164,097	$150,811	$111,389

Investor Contact:

Suzanne Schmidt

Investor Relations for SMART Global Holdings, Inc.

(510) 360-8596

ir@smartm.com